                          PACESETTER/RAMAPO ASSOCIATES,

                                     Maker,

                                      and

                             M&T REAL ESTATE, INC.,

                                     Holder,

                    MORTGAGE AND NOTE MODIFICATION AGREEMENT

                          Dated as of February 27, 1998

This instrument affects real and personal property situated in the State of New York, in Section 4, Lot 13Fl on the Tax Map of The Town of Ramapo, Rockland County, known as the Pacesetter Shopping Center, 1581 Route 202, Pomona, New York 10970


RECORD AND RETURN TO:

KRASHES, ROSS, GESS & BROWN
Attorneys at Law
52 South Main Street
Spring Valley, NY 10977

                                  MORTGAGE AND
                           NOTE-MODIFICATION AGREEMENT


      THIS MORTGAGE AND NOTE MODIFICATION AGREEMENT (this "Agreement") dated as of the 27th day of February 1998, between M&T RF-AL ESTATE, INC., a New York corporation having its chief executive office at One Fountain Plaza, Buffalo, New York 142032399 ("Holder"), and PACESETTER/RAMAPO ASSOCIATES, a New York limited partnership having its office at 1281 East Main Street, Stamford, Connecticut 06902 ("Maker").


      WHEREAS, Holder made a loan (the "Loan") to Maker in the amount of $4,900,000.00 as evidenced by a Mortgage Note dated February 21,1997 made by Maker in Favor of Holder (the "Note"); and

      WHEREAS, the Note is secured by the mortgages described on the Schedule of Mortgages attached hereto and made a part hereof (collectively, the "Mortgage") , encumbering those premises as described on Exhibit A attached hereto and made a part hereof; and

      WHEREAS, Holder and Maker have agreed to modify and amend the terms of the Note and the mortgage in the manner hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holder and Maker agree as follows:

         1. The outstanding principal balance of the Note as of the date hereof is FOUR MILLION EIGHT HUNDRED SEVEN THOUSAND SEVEN HUNDRED FORTY ONE AND 79/100 ($4,807,741.79).

         2. The Note is hereby modified and amended as follows:

                  a. On page one of the Note, in the provision which is captioned "Term," the word "six" is deleted and the word "one' is substituted therefore and the words "March 1, 2003 are deleted and the words "March 1, 1999 are substituted therefore.

                  b. On page one of the Note, the provision which is captioned "Interest" is deleted (as is the corresponding addendum provision 1) in its entirety and the provision captioned "Repayment of Principal and Interest" is deleted in its entirety, and the following provisions are substituted therefor:

REPAYMENT OF PRINCIPAL AND INTEREST

Maker shall pay the principal sum and interest owing to Holder, its successors and/or assigns, in installments as follows:

(1) By the payment On March 1 , 1998 of $30,692.09 representing the installment of interest equal in amount to the interest on the unpaid principal balance from February 1, 1998 to the date of this Agreement at the fixed rate of 8.2%, plus the installment of interest equal in amount to the interest which will accrue at the fixed rate of 8.18% per annum during the period beginning on the date of this Agreement and ending on the last calendar day of February, 1998

(2) 11 consecutive level monthly payments consisting of both principal and interest at the fixed rate of 8.18% per annum, with principal amortized over a period of twenty years, each installment of principal and interest being in the amount of $40,754.13, shall become due and payable on the 1st day of each month commencing on April 1, 1998, and one final installment of principal, interest and expenses to become due on the 1st day of March, 1999 (the "Maturity Date").

      The amount due on the Maturity Date will be equal to the total of the outstanding unpaid principal sum and all accrued and unpaid interest, premiums, late charges, if any, and all other amounts owing pursuant to the Note and the Mortgage.

      Maker may extend the Maturity Date each year at maturity for one, two, three or four additional years from the original Maturity Date set forth above, provided the Maturity Date may not be extended beyond March 1, 2003, pursuant to this subparagraph (b). The interest rate during any extended period will be set two business days prior to any extension date, as follows:

EXTENSION TERM             RATE
One year                   275 basis points over the 1 year Treasury Bill rate
                           in effect two business days prior to maturity.

Two years                  275 basis points over the 2 year Treasury Bill rate
                           in effect two business days prior to maturity.

Three years                275 basis points over the 3 year Treasury Bill rate
                           in effect two business days prior to maturity.

Four years                 275 basis points over the 4 year Treasury Bill rate
                           in effect two business days prior to maturity.

      The monthly payment for principal and interest during any Extension Term will be calculated using the principal balance remaining to be paid over the remaining portion of the original twenty year amortization period.

                  c. The provision on page one of the Note captioned "Prepayment" is deleted (as is the first paragraph of the corresponding addendum provision 3) and the following is substituted therefore:

PREPAYMENT PRIVILEGES:

      Maker may prepay the unpaid principal balance at any time in whole or in part upon payment of a prepayment penalty equal to 1% of the principal amount prepaid during the first one year term hereof.

      If the loan is extended for one year terms set forth herein the prepayment penalty during any such one year extension periods shall be 1% of the principal amount prepaid.

      If the loan is extended for either two, three or four year terms, the prepayment penalty will match the number of years remaining to the new Maturity Date. For example, two years: 2% during the first year and 1% during the second year. Three years: 3% during the 1st year, 2% during the second and 1% during the third year. Four years: 4% during the first year, 3% during the second year, 2% during the third year and 1% during the fourth year.

Notwithstanding the foregoing there shall be no prepayment charge during the last 60 days of any extended term.

         3 . Wherever in the Note or the Mortgage or any other documents evidencing or securing the Loan, reference is made to "the Note" or "the Mortgage", the same shall mean (and the definitions thereof are amended to be) the Note and the Mortgage as modified and amended by this Agreement and as the same may hereafter be modified, amended, renewed or substituted from time to time.

         4. To the extent any terms of the Note or the Mortgage are inconsistent with any of the provisions of this Agreement, the provisions of this Agreement shall control and govern, and such inconsistent Note or Mortgage terms shall be deemed modified to conform to the provisions hereof.

         5. Except as herein expressly modified and amended, all of the terms covenants and conditions of the Note and the Mortgage shall remain unmodified and in full force and effect.

         6. This Agreement shall be binding on, and inure to the benefit of, Maker and Holder and their respective successors and assigns.

         7. The party of the first part's recourse for the satisfaction of the obligations and liabilities of the party of the second part under this Agreement and any other documents evidencing or securing the loan will be limited solely to the party of the second part's interest in the real property and any structures thereon and neither the party of the second part nor its partners will have any personal liability under this Agreement or any other loan documents.


      IN WITNESS WHEREOF, Holder and Maker have duly executed this Agreement as of the date first written above.

                                         M & T REAL ESTATE, INC.
                                         BY:    MANUFACTURERS AND TRADERS TRUST
                                                COMPANY,
                                                Attorney in Fact
                                         By:____________________________
                                                JILL E. SODERHOLM
                                                Vice President

                                         PACESETTER/RAMAPO ASSOCIATES,
                                         A NEW YORK LIMITED PARTNERSHIP

                                         By: AmCap, Incorporated,
                                              General Partner

                                            By:____________________________
                                                     STEVEN BOLLERMAN,
                                                     Treasurer

STATE OF NEW YORK    )
                      SS.
COUNTY OF WESTCHESTER)

On this 27th day of February, 1998 before me personally came JILL E. SODERHOLM, to me known who, being by me duly sworn, did depose and say that she resides at 707 Westchester Avenue, White Plains, NY; that she is a Vice President of Manufacturers and Traders Company, Attorney-In-Fact for M&T REAL ESTATE, INC., by virtue of a Power of Attorney recorded in the Rockland County Clerk's Office in Book 751 at Page 3811 on October 5, 1995 which is the corporation described in and which executed the foregoing instrument; and that she signed her name by order of directors of said corporation

BERTRAM P. KRASHES
Notary Public.  State of New York
No. 2194220
Qualified in Rockland County

Commission Expires February 28, 1998


STATE OF NEW YORK    )
                     )SS:
COUNTY OF WESTCHESTER)

      On the 27th day of February, 1998 before me personally came STEVEN BOLLERMAN, to me known, who, being by me duly sworn, did depose and say that he resides at 1281 East Main Street, Stamford, Connecticut; that he is the Treasurer of AmCap, Incorporated, the corporation described in and which executed the foregoing instrument as general partner of PACESETTER/RAMAPO ASSOCIATES, the partnership named in the foregoing instrument; that he signed his name thereto by authority of the board of directors of said corporation; and that he executed such instrument as the act and deed of, and on behalf of, said partnership acting through its corporate general partner.

BERTRAM P. KRASHES
Notary Public.  State of New York
No. 2194220
Qualified in Rockland County

Commission Expires February 28, 1998

                              SCHEDULE OF MORTGAGES



MORTGAGE (1)      Mortgage made by PACESETTER BANK SHOPPING CENTER, to UNITED
                  JERSEY BA.NY,/NORTHWEST in the principal amount of $2,300,000.00 dated June 22, 1976 and recorded in the Rockland
                  County Clerk's Office in Liber 1117 of Mortgages at Page 945 on June 22, 1976 and on which mortgage there was paid mortgage tax in the amount of $17,250.00, and which mortgage (1) was assigned by UNITED JERSEY BANK/NORTHWEST to THE HOWARD SAVINGS BANK by Assignment of Mortgage dated January 18, 1978 recorded in the Rockland County Clerk's Office in Liber 1157 of Mortgages at Page 70 on February 21, 1978, and


MORTGAGE (2)      Mortgage made by PACESETTER PARK SHOPPING CENTER, INC. to THE
                  HOWARD SAVINGS BANK in the principal amount of $400,000.00 dated February 15, 1978 and recorded in the Rockland County
                  Clerk's office in Liber 1157 of Mortgages at Page 65 on
                  February 21, 1978, and on which mortgage there was paid mortgage tax in the amount of $4,000.00, and which mortgages (1) and (2) were modified by a Mortgage Modification Agreement made by THE HOWARD SAVINGS BANK with AGRIPPINA PROPERTY, INC., dated December 10, 1980 and recorded in the Rockland County Clerk's Office in Liber 1243 of Mortgages at Page 537 an January 22, 1981, and


                  which mortgages (1) and (2) were thereafter assigned by THE HOWARD SAVINGS BANK to THE TRUSTEES OF MELLON PARTICIPATING MORTGAGE TRUST COMMERCIAL PROPERTIES SERIES 85/10 by Assignment of Mortgage dated December 30, 1985 recorded in the Rockland County Clerk's Office in Book 126 of Land Records at Page 2692 an January 2, 1986, and


MORTGAGE (3)      Mortgage made by PACESETTER/RAMAPO ASSOCIATES, A NEW YORK
                  LIMITED PARTNERSHIP, BORROWER, AMCAP INCORPORATED, A NEW
                  JERSEY CORPORATION, OWNER, TO THE TRUSTEES OF MELLON
                  PARTICIPATING MORTGAGE TRUST COMMERCIAL PROPERTIES SERIES
                  85/10 in the principal amount of $1,696,241.02 dated December
                  27, 1985 recorded in the Rockland County Clerk's Office in
                  Book 126 of Land Records at Page 2697 an January 2, 1986, and on which mortgage there was paid mortgage tax of.$16,962.00, and which mortgages (1) (2) and (3) were consolidated and spread by Agreement of Spreader, Consolidation and Modification of Mortgage and Note in the principal amount of $4,200,000.00 made between PACESETTER/RAMAPO ASSOCIATES, AMCAP INCORPORATED, and THE TRUSTEES OF MELLON PARTICIPATING MORTGAGE TRUST COMMERCIAL PROPERTIES SERIES 85/10 dated December 27, 1985 and recorded in the Rockland County Clerk's office in Book 126 of Land Records at Page 2709 on January 2, 1986, as amended by First Amendment to Agreement of Spreader, Consolidation and Modification of Mortgage and Note dated August 25, 1993 recorded in the Rockland County Clerk's Office on September 27, 1993 in Book 643 of Land Records at Page 2029, and Second Amendment to Agreement of Spreader, Consolidation and Modification of Mortgage dated August 3, 1995 and recorded in the Rockland County Clerk's Office in book 748 of Land Records at Page 400 on August 8, 1995, and which mortgages (1) (2) and (3) were further assigned by THE TRUSTEES OF MELLON PARTICIPATING MORTGAGE TRUST COMMERCIAL PROPERTIES SERIES 85/10 to SCHNITTMAN & SCHNITTMAN by Assignment and Assumption of Mortgage, Assignment of Leases, and Note, dated August 3, 1995 and recorded in the Rockland County Clerk's office in Book 748 of Land Records at Page 411 on August 8, 1995, and

                  which mortgages (1) (2) and (3) were further assigned by SCHNITTMAN & SCHNITTMAN to M&T REAL ESTATE, INC. by Assignment of Mortgage dated February 14, 1997, and recorded in the Rockland County Clerk's office on March 12, 1997 as Instrument Number 1997-00009746, and

MORTGAGE (4)      Mortgage made by PACESETTER/RAMAPO ASSOCIATES to M&T REAL
                  ESTATE, INC. in the principal amount of $700,000.00 dated
                  February 21, 1997 and recorded in the Rockland County Clerk's
                  Office on March 12, 1997 as Instrument Number 1997-00009680 and on which mortgage there was paid mortgage tax of $7,.000.00, and which mortgages (1) (2) (3) and (4) were consolidated into a single first mortgage lien in the consolidated principal amount of $4,900,000.00 by Consolidation, Modification and Extension Agreement between M&T REAL ESTATE, INC. and PACESETTER/RAMAPO ASSOCIATES dated February 21, 1997 recorded in the Rockland County Clerk's office on March 12, 1997 as Instrument Number 199700009694

                                  SCHEDULE "A"

All that certain plot, piece or parcel of land situate, lying and being in the Town of Ramapo, County of Rockland and State of New York;

BEGINNING at a point on the southerly side of Route 202 (New York State Highway #1448), said point being the northwesterly corner of the premises, the northeasterly corner of land now or formerly of Broadcast construction Corp. , and said point lying easterly 1673.53 feet from the easterly right of way line of Camp Hill Road and said point lying distant westerly 441.50 feet from New York State Highway monument; and

RUNNING THENCE 1) along the southerly side of Route 202 (New York State 14ighway tl448) in an easterly direction the following two (2) courses and distances:

a. North 78 degrees 381 5511 East 441.50 feet to a New York State Highway monument;

THENCE

b. North 78 degrees ill 3511 East 279-01 feet to the northeasterly corner of the premises and to the northwesterly corner of other lands now or formerly of Kanaje corporation;

THENCE 2) South 11 degrees 481 2511 East 140.00 feet along the westerly line of other premises of said Kanaje Corporation; to the southeasterly corner of the premises;

THENCE 3) North 78 degrees 111 3511 East, along the southerly line of said other lands of Kanaje corporation, 86.35 feet to the northwesterly corner of lands occupied by a Pomona Post Office;

THENCE 4) South 11 degrees 481 2511 East along the westerly line of said Post Office and other lands of Kanaje corporation 490.00 feet to the southeasterly corner of the premises;

5) South 78 degrees 111 3511 West along the southerly line of the premises and the northerly line of other lands of Kanaje Corporation; 649.56 feet to the ' southwesterly corner of the premises and to a point in the easterly line of lands now or formerly of Broadcast Construction Corp.;

THENCE 6) Northerly along the westerly line of the premises and the easterly line of lands now or formerly of Broadcast Construction Corp., the following four (4) courses and distances:

a) North 12 degrees 231 4511 East 111.15 feet to a point;

THENCE b) North 32 degrees 361 1511 West 231.96 feet to a point;

THENCE c) North 77 degrees 361 1511 West 210.98 feet to a point;

THENCE d) North 5 degrees 381 5811 East 239.83 feet to the southerly -side of Route 202 (New York State Highway #1448) the northwesterly corner of the premises the northeasterly corner of lands now or formerly of Broadcast Construction Corp., and the point or place of BEGINNING.

TOGETHER WITH THE BENEFITS and SUBJECT TO THE BURDENS OF:

1) Easement #2 - Easement to benefit property of Pacesetter Park Shopping Center, Inc. (Area = 118 S. F. or 0.003 Acres)

2) Easement #3 - Easement to benefit property of Pacesetter Park Shopping Center, Inc. (Area = 86 S. F. or 0.002 Acres)

3) Easement #4 - Fifteen (15) foot wide Utility Easement through lands of Kanaje Corp. (Area - 1402 S. F. or 0.032 Acres)

4) Easement #5 - Twenty (20) foot Storm Drain Easement to benefit property of Pacesetter Park Shopping Center, Inc. (Area = 2434 S. F. or 0.056 Acres)


NOTE: The above recited easements are as shown on a certain survey made by Atzl & Scatassa Associates P.C. dated 9-29-76 and last updated by the surveyor on 1-30-78.